SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  MARCH 2, 1999


                            EAGLE BANCGROUP, INC.
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)


             000-20739                          37-1353957
        (Commission File Number)      (IRS Employer Identification No.)


                  301 FAIRWAY DRIVE, BLOOMINGTON, IL 61707
         (Address including zip code of Principal Executive Offices)


                               (309) 663-6345
            (Registrant's telephone number, including area code)





   Item 5.   Other Events

   Incorporated by reference is a press release issued by the Registrant on March 2, 1999, attached as Exhibit 99, providing information concerning the Registrant's announcement of its intention to undertake a review of strategic alternatives available to maximize shareholder value, which could include the possible sale or merger of the company.

   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

        Exhibit 99 - Press release issued March 2, 1999



                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EAGLE BANCGROUP, INC.


   Date:  March 3, 1999               By:  /S/ Donald L. Fernandes
                                         -------------------------------
                                           Donald L. Fernandes
                                           President and Chief
                                           Executive Officer










                                EXHIBIT INDEX
                                  -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Press release issued March 2, 1999





                                                               Exhibit 99

              EAGLE BANCGROUP, INC. TO EXPLORE STRATEGIC ALTERNATIVES

   Bloomington, Ill. -- March 2, 1999 -- Eagle BancGroup, Inc. (Nasdaq: EGLB), the holding company for First Federal Savings and Loan Association of Bloomington, today announced that it will undertake a review of strategic alternatives available to maximize shareholder value. Such alternative may include the possible sale or merger of the company.

   No decision has been made to enter into any transaction or as to what form any such transaction might take. Eagle BancGroup is being advised by Trident Financial Corporation.

   First Federal Savings and Loan is headquartered in Bloomington, Illinois and operates through four full service offices in McLean County in central Illinois. At December 31, 1998, Eagle BancGroup had consolidated total assets of $180.1 million and consolidated stockholders' equity of $19.7 million.


   CONTACT:       Eagle BancGroup, Inc.
                  Donald L. Fernandes, (309) 663-6345